November 2017 Delek US Holdings, Inc. Investor Presentation

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; collectively with Delek US, defined as “we”, “our”) and Alon USA Partners, LP (“ALDW”) are traded on the New York Stock Exchange in the United States under the symbols “DK”, ”DKL” and “ALDW” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the post-merger integration and transition plan with each of Alon USA Energy Inc. and ALDW. (“Alon”), including the timing, closing and success thereof; the ability of Delek US to simplify its corporate structure, reduce costs, reallocate cash flow, capture synergies including relating to costs of capital, refinance of debt, increased daily trading volume; future dropdowns and the success thereof; continued safe and reliable operations; synergies, opportunities, anticipated future performance and financial position, and other factors. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include, but are not limited to: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US and Alon including ALDW; risks related to disruption of management time from ongoing business operations due to the integration implementation; the risk that any announcements relating to the integration or Delek US’ pending acquisition of the remaining limited partner interest of ALDW, could have adverse effects on the market price of Delek US' common stock, the risk that the Delek-Alon Merger, or the pending acquisition of ALDW, could have an adverse effect on the ability of Delek US to retain customers, retain and hire key personnel, maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of future share repurchases and dividend payments; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’, Delek Logistics’ and ALDW’s filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US, Delek Logistics Partners nor ALDW undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Investment Highlights (1) Based on price per common share as of close of trading on November 7, 2017. (2) Currently 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US. 3 •Current Price: $28.40/share (1) •Market Capitalization: $2.3 billion (1) •NYSE: DKL: (Market cap $739.4mm) Own 63.5%, including 2% GP(2) •NYSE: ALDW (Market cap $859.2mm) Own 81.6% of LP units and 100% of GP. DK has a definitive agreement to acquire remaining LP units, subject to customary closing conditions Overview (NYSE: DK) • Historically grown through acquisitions •Proven ability to acquire assets at the right time in the cycle •Experience in improving asset base to increase performance •Goal has been to double in size every five years Growth Oriented •Closed on July 1, 2017 •Purchased the remaining 53% ownership that DK did not already own in an all stock transaction; exchange ratio 0.5040 share of DK for each share for ALJ •Doubled the size of the organization Alon Acquisition Opportunities to Unlock Value •September 30, 2017 balance sheet: •Delek US: $831.7 million of cash; $1,427.8 million of debt •Includes $5.3 million cash and $401.3 million debt of DKL Flexible Financial Position to Support Growth

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure 4 Retail • Approximately 300 stores • Southwest US locations • Largest licensee of 7- Eleven stores in the US Asphalt • 14 asphalt terminals located in TN, OK, TX, WA, CA, AZ and NV • Largest asphalt supplier in CA and second largest asphalt supplier in TX Refining (1) • 302,000 bpd in total • El Dorado, AR • Tyler, TX • Big Spring, TX • Krotz Springs, LA • Own 81.6% of LP/100% of GP of ALDW, which owns Big Spring Logistics • 9 terminals • Approximately 1,290 miles of pipeline • 8.5 million bbls of storage capacity • West Texas wholesale • Joint venture crude oil pipelines: RIO / Caddo • Own 63.5%, incl. 2% GP, of DKL 1) California refineries have not operated since 2012. Renewables Approx. 61m gallons Biodiesel: • Crossett, AR • Cleburne, TX Renewable Diesel/Jet: • California

Alon transaction was completed on July 1; Initiatives underway across the asset base Acquisition of Alon Provides Opportunities to Unlock Value 5 Improve Operations Krotz Springs Refinery – Reduce cost and add flexibility California Assets – Derive Value from asset base Simplify Corporate Structure ALDW Transaction –Announced agreement to purchase remaining 18.4% of ALDW LP units that Delek US does not own, subject to customary closing conditions. Synergy Capture Target - $85 million to $105 million annual synergies by 2018 Captured - $53 million on annualized basis through September 2017 Unlock Logistics Value Potential Growth for DKL - $78 million of EBITDA for potential future dropdowns Provides growth to DKL Cash flow back to Delek US Sustainable Value Creation

Simplifies corporate structure of Delek US Acquisition of the remaining Alon USA Partners LP Units 6 1) Please see page 26 for additional information related to this transaction. • On November 8, 2017, Delek announced definitive agreement to acquire remaining limited partner units of Alon USA Partners (ALDW) • Delek US currently owns 81.6% of the outstanding common units • All stock for unit transaction for remaining 18.4% of the outstanding common units • Exchange ratio of 0.49 shares of Delek US for each ALDW common unit not already owned by Delek US • Simplifies corporate structure • Ability to reallocate cash flow from distributions to investment • Enables ability to more efficiently drop down logistic assets to DKL in the future • Ability to use the balance sheet strength of Delek US to refinance high cost debt at ALDW • Reduces number of public companies to 2 (DK and DKL) lowering public company costs • Timing/Approvals • Transaction expected to close in the first quarter 2018 • Subject to customary closing conditions • No Delek US shareholder approval required • Delek US owns and has committed to vote a sufficient number of ALDW common units to approve the merger

Robust Synergy Opportunity from DK/ALJ Combination 7 Expect to achieve run-rate synergies of approximately $85 - $105 million in 2018; $53.0 million of annualized synergies captured as of Sept. 30, 2017 Type Description Estimate Commercial • Logistics, purchase and trading benefits from a larger platform • $20-$35 m Operational • Sharing of resources across the platform; improved insurance and procurement efficiencies • $13-$15 m Cost of Capital • Benefit from Delek US’ financial position to reduce interest expense through refinancing efforts • $19-$20 m Corporate • Reducing the number of public companies; consolidating functions to improve efficiencies • $33-$35 m Corporate Cost of Capital Operational Commercial Target $85-$105 ($ in millions) On track to capture targeted synergies from transaction To Date 9/30/17 $53.0

Areas of focus to add flexibility and increase margin potential from refinery Krotz Springs Improvement Initiatives 8 Improve Units to Add Product Flexibility • Alkylation Project – under construction - provides ability to upgrade low value production into higher value gasoline Crude – Transportation and Flexibility • Transportation – focus on reducing the cost of crude oil delivered into Krotz Springs • Flexibility – Working with DKL to explore ways to increase ability to access lower cost crude oil • Create ability to adjust crude slate between LLS and Midland based on market conditions and refinery runs Product Netback Improvement • Build out wholesale business along the Colonial Pipeline system

Expected annual EBITDA $35-$40 million; Target completion in 1Q19 Krotz Springs Alkylation Project 9 • Alkylation unit with 6,000 bpd capacity • Approx. $103.0 estimated capital costs with $20.0 million spent as of Sept. 30, 2017 • Improves refinery flexibility • Converts lower priced iso-butane into higher value alkylate • Enables multiple summer grades of gasoline to be produced • Increases octane to produce premium gasoline • Ability to access to local markets • Estimated project returns • Estimated annual EBITDA (1) $35-$40 million • Driven by the conversion/Reduces dependency on crack spread environment for project return • Economics based on 67 cents/gallon spread between CBOB 7.8 and iso-butane • Sensitivity: each 10 cents/gallon change equals $3.2 million EBITDA change 0.69 0.97 1.23 1.21 0.90 0.61 0.65 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Sp re ad , CP G Gulf Coast CBOB 7.8 – Isobutane Spread 38.4 44.0 22.2 22.2 8.0 8.0 11.1 8.7 Base Alky Change in Yields, in 000 bpd Gasoline Diesel/Jet Heavy Oils Other 1) Please see page 28 for a reconciliation of forecasted EBITDA to forecasted net income.

Assets are non core to Delek US geographic footprint; Exploring ways to derive value and reduce costs California Initiatives 10 • Assets primarily consist of three locations –Paramount, Long Beach and Bakersfield • Refining assets have been idled since 2012 • Alt Air renewable fuels facility operates at the Paramount location • Target to exit J Aron financing agreement for California mid 2018 that should reduce interest and fees • Paramount and Long Beach • Evaluating options to divest assets • Paramount and Long Beach moved to discontinued operations • Bakersfield • Evaluating options to lower carrying cost of this location • Remains in continuing operations • Goal to divest assets to strategic buyers, returning cash to Delek US and reducing costs related to these assets over time.

Increased Drop Down Inventory Creates Platform to Support Logistics Growth 11 Potential Growth for DKL • Delek Logistics Partners provides platform to unlock logistics value • Increased access to Permian and Delaware basin through presence of Big Spring refinery • Improves ability to develop crude oil gathering and terminalling assets 1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. 2) Based on 7x multiple. Assumed for illustrative purposes. Will vary based on market conditions and valuations at the time of the dropdown of each asset. 3) Please see page 29 for a reconciliation of EBITDA. Strong EBITDA Growth Profile Supporting Distribution Growth (1) $108 $12 $34 $32 $186 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 LTM DKL EBITDA 9/30/2017 Asphalt Drop down Inventory Big Spring Drop Down Inventory Krotz Springs Drop Down Inventory Total EBITDA Potential • Drop downs, excluding Krotz Springs, create significant cash flow to Delek • $42-$50m EBITDA equates to ~$300-350m cash proceeds to DK (2) • Provides visibility for continued DKL LP double digit distribution growth • Significant GP benefits Dropdown Items from Alon Acquisition Estimated EBITDA ($ million / year) Asphalt Terminals $11-13 Big Spring Asphalt Terminal $9-11 Big Spring assets $8-10 Big Spring Wholesale Marketing $14-16 Total Excluding Krotz Springs $42-50 Krotz Springs assets $30-34 Total $72-84 (3) ($ in millions) Note: based on DKL LTM EBITDA + potential dropdowns Potential Timing 4Q17 1H18 2019

Permian Focused Refining System

System with Over 300,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) Refining System with Permian Based Crude Slate 13 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); contango of $1.25/bbl (2016); contango of $1.00 (1Q17); $0.18 (2Q17); $0.24 (3Q17), $0.45 (4Q17); $0.05 (1Q18), backwardation of $0.06 (2Q18) and $0.11 (3Q18). Source: Argus – Nov. 8, 2017; NYMEX futures prices. 2) TPH Research; Crude slate - ANDV includes WNR acquisition; WNR includes 100% of NTI; PBF includes both Chalmette & Torrance Permian Crude Access as % of Crude Slate (2) 69% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f cr u d e sl at e -$7.00 -$6.00 -$5.00 -$4.00 -$3.00 -$2.00 -$1.00 $0.00 $1.00 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 1Q 1 7 A 2Q 1 7 A 3Q 1 7 A 4Q 1 7 E 1Q 1 8 E 2Q 1 8 E 3Q 1 8 E S p er b b l. WTI Midland vs WTI Cushing, $/bbl (1) Tyler, Texas • 75,000 bpd crude throughput • 8.7 complexity • Light crude refinery • Permian Basin and east Texas sourced crude El Dorado, Arkansas • 80,000 bpd crude throughput • 10.2 complexity • Flexibility to process medium and light crude • Permian Basin, local Arkansas, east Texas and Gulf Coast crudes Big Spring, Texas • 73,000 bpd crude throughput • 10.5 complexity • Process WTI and WTS crude • Located in the Permian Basin Krotz Springs, Louisiana • 74,000 bpd crude throughput • 8.4 complexity • Permian Basin, local and Gulf Coast crude sources Permian Access of approximately 207,000 barrels per day/75 million barrels per year; $1/bbl change in differential is approximately $75 million of EBITDA  Largest exposure to Permian crude of the independent refiners as percentage of crude slate

Midland- Brent differential benefits Delek US system with approx. 207,000 bpd of Midland access Midland crude oil price differential trends improving 14 1) Differential source: Argus – November, 2017; NYMEX futures prices. -$6.00 -$4.00 -$2.00 $0.00 $2.00 $4.00 $6.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 N o v-1 7 S p er b b l. WTI Midland vs Mars, $/bbl (1) -$2.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 N o v-1 7 S p er b b l. WTI Midland vs Maya, $/bbl (1) -$12.00 -$10.00 -$8.00 -$6.00 -$4.00 -$2.00 $0.00 Jan -1 5 M ar-1 5 M ay-1 5 Ju l-1 5 Se p -1 5 N o v-1 5 Jan -1 6 M ar-1 6 M ay-1 6 Ju l-1 6 Se p -1 6 N o v-1 6 Jan -1 7 M ar-1 7 M ay-1 7 Ju l-1 7 Se p -1 7 N o v-1 7 S p er b b l. WTI Midland vs Brent, $/bbl (1)  Light – Heavy crude differential has narrowed during 2017  WTI Midland spread to Mars and Maya has compressed  Midland versus Brent has widened  In recent trading, the differential reached approximately $6.00/bbl  Delek US crude slate is weighted to Midland crude, and light product prices are based on Gulf Coast indices

Logistics Assets Positioned for Growth

NY008LRP - 912119_1.wor -L r - r- rLL P 912119_1.wo San Angelo Fort Worth Dallas Waco Tyler Shreveport Monroe El Dorado Beaumont New Orleans Little Rock Memphis Brentwood Nashville Knoxville Abilene Big Spring Krotz Springs NY008LRP - 912119_1.wor - rL 1.P 912119_ SALA GATHERING SYSTEM AR LA Magnolia El Dorado  ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR  Storage facilities with 7.3 million barrels of active shell capacity  Rail Offloading Facility Pipelines/Transportation Segment  Wholesale and marketing business in Texas  9 light product terminals: TX, TN, AR  Approx. 1.2 million barrels of active shell capacity Wholesale/Terminalling Segment 16 Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers (NY008LRP) 912119_1.wor1. r) 912119 rr) 912119 1.1.) 912119(NY008LRP _ o EAST TEXAS LOGISTICS SYSTEM Mt. Pleasant Big Sandy Longview Kilgore Henderson Tyler DELEK THIRD-PARTY ASSETS Enterprise Pipeline (Product) Delek US Refinery DELEK LOGISTICS (DKL) Product Terminal Product Tank Farm Product Pipeline Corporate Headquarters Crude Tank Farm Crude Pipeline Third Party Terminal West Coast Asphalt Terminals (2)  Mojave, Phoenix, Elk Grove and Bakersfield NY008LRP - 912119_1.wor - .P rL - .- .P rP r008L 912119_1LY R - . o - . Paramount/ Long Beach Mojave CA Bakersfield Elk Grove Flagstaff Phoenix NV AZ (1) Includes approximately 240 miles of leased pipeline capacity. (2) DK assets acquired through the ALJ acquisition which creates potential for drop-down assets to DKL. Drop-down subject to Delek Logistics' conflicts committee review and approval. Product Terminal Asphalt Terminal

17 West Texas Wholesale Business Benefiting from Permian Activity West Texas Wholesale and Marketing Gross Margin 13,377 Bbl/d 14,353 Bbl/d 15,493 Bbl/d 16,523 Bbl/d 18,156 Bbl/d 16,707 Bbl/d 16,357 Bbl/d 13.482 Bbl/d • Operates in an area around the Permian Basin; Complementary to Delek US refining/retail in region: • Purchases refined products from third parties for resale at owned and third party terminals in west Texas • Includes ethanol blending activity • Positioned to benefit from positive industry dynamics: • Drilling rig count has increased since May 2016, there are currently 380 rigs operating in the Permian Basin(2) • Improved efficiencies in the Permian Basin have benefitted rig production levels • Forecast for continued production growth • Current takeaway pipeline capacity is adequate • Potential for tight production/takeaway capacity in future (1) (1) (1) (1) ($ in millions) Substantial Increase in Permian Production Expected(3) 13.942 Bbl/d 13,257 Bbl/d (1) (1) $7.2 $7.6 $8.5 $15.5 $14.0 $28.2 $8.0 $6.9 $4.4 $13.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 2014 2015 2016 Q3'16 YTD Q3'17 YTD .9 2.0 2.5 3.3 3.7 3.9 0.0 1.0 2.0 3.0 4.0 5.0 2015A 2016A 2017E 2018E 2019E 2020E 1) RINs gross margin benefit included in the 2013 west Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/Bbl, 3Q16 YTD gross margin included $4.6 million, or $1.29/Bbl, and 3Q17 YTD gross margin included $3.9 million, or $1.05/Bbl. 2) Source: Baker Hughes Drilling Rig report through Nov 3, 2017. 3) TPH research report, “Oil Global Supply & Demand” March 2017. (MMBbl/d) 13,377 Bbl/d 14,353 Bbl/d 15,493 Bbl/d 16,523 Bbl/d 18,156 Bbl/d 16,707 Bbl/d 16,357 Bbl/d 13.039 Bbl/d 13.647 Bbl/d , l/

• Approximately 195 mile 35 kbpd crude oil pipeline – Longview, TX south to Beaumont • Allows shippers ability to ship Midland or Cushing crude barrels to the Gulf Coast • Increased demand for space on pipeline, as crude oil differentials have widened • Increasing temporary incentive tariff based on demand • Base FERC rate at $1.50/bbl • Effective Nov 1, temporary incentive tariff of $1.25/bbl at 8,500 bbl/d or greater; $1.50/bbl at 8,499 bbl/d or lower • Previous incentive tariff was $$0.75/bbl at 8,500 bbl/d or greater; $1.50/bbl at 8,499 bbl/d or lower • Adding capacity in Feb. 2018 • Adding pump capacity to achieve 42,000 bpd • Evaluating potential for additional capacity Note: The previous contract that expired on June 30, 2016 had 35,000 Bbl/d of mainline capacity reserved for third parties to use exclusively during a term that began on January 1, 2015. Delek Logistics elected to extend the contract at 10,000 Bbl/d from July 1, 2016 to December 31, 2016. Following the December 31, 2016 expiration, volume shipped is subject to the FERC tariff and incentive rates that are currently in place. 18 Paline Pipeline Benefitting from Crude Oil Price Differentials Environment Supports Increased Incentive Tariff

19 Delek US GP and IDR Ownership is in DKL in the high splits Future Potential Dropdowns to DKL Benefit Delek US Cash Flow Supports Long Term Distribution Growth at Delek Logistics Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0% • DKL Distribution was $0.715/unit for 3Q 2017 • DKL distribution growth target per LP unit of at least 10% annually through 2019 • Delek US Ownership: • 61.5% of LP Units • 2% GP Interest (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long term distribution growth of 10% per year.(1) Combination of all Alon logistic assets, including asphalt, could potentially support growth to 2020 $28.1 $33.1 $38.3 $42.7 $47.0 $51.7 $56.8 $1.9 $5.0 $12.4 $18.8 $25.7 $33.2 $41.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2014 2015 2016 2017E 2018E 2019E 2020E Distribution - LP Distribution - GP $ in millions 2016 – 2020E GP distribution CAGR +35%

20 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 34 for reconciliation. (3) 3Q17 based on total distributions payable on November 14, 2017. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 3.88x 3.72x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased nineteenth consecutive time since the IPO Distributable Cash Flow Coverage Ratio (2)(3) Leverage Ratio (4) $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Increased 90.7% through 3Q 2017 distribution 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 0.90x 0.98x 1.07x 0.97x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.09x in 2016 Avg. 1.01x in 2017

Retail/ Wholesale System in Southwest Integrated wholesale marketing and retail network at Big Spring; complementary to DKL west Texas 21 Refineries Legend: Big Spring Krotz Springs Branded license agreement and payment card location Branded company-operated and distributor location Unbranded supply available Phoenix Tucson El Paso Abilene Wichita Falls Albuquerque DKL served terminals • Approximately 300 store retail system in Central/west Texas and New Mexico • Flexibility to sell product east and west of the refinery depending on market dynamics and can access the Phoenix and Tucson markets • Supplies ~635 branded sites, including substantially all of Alon’s retail sites • Marketing reach includes the west Texas wholesale business that serves terminals in San Angelo, Abilene, Odessa, and Aledo through DKL El Dorado Tyler

Financial Strength and Flexibility to Support Initiatives At September 30 approximately $846 million of cash 22 • Focused on growing business, while maintaining financial flexibility • Sold retail assets in Nov. 2016 for $535 million • Closed Alon transaction on July 1, 2017 • At September 30 cash balance of $832 million and net debt of $596 million • Net debt of $200 million excluding DKL relate cash/debt • Current balance sheet should have financial flexibility to support: • Opportunity for cost of capital benefits from combination estimated to be approximately $20 million • Capital allocation program focused on investment, return to shareholders and growth over cycle 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold in November 2016. 2) Based on company filings as of 9/30/17. Capitalization as of September 30, 2017 (2) Cash Balance ($MM) (1) $40 $219 $590 $383 $430 $287 $689 $832 2010 2011 2012 2013 2014 2015 2016 3Q17 ($ in millions) Current Debt $351.0 Long-Term Debt 1,076.8 Total Debt $1,427.8 Cash ($831.7) Net Debt Delek US Consolidated $596.1 Delek Logistics Total Debt $401.3 Cash ($5.3) Net Debt Delek Logistics $396.0 Delek US excluding DKL $200.1

 Invest in the business  Forecast 2017 capex includes spending on Alon assets for six months  Commenced Alky unit project at Krotz Springs  2018 El Dorado Turnaround planning underway  Consent decree spending at Big Spring  Programs in place allow different options to return cash to shareholders  Regular dividend  $150 million DK share repurchase plan(1)  $30 million DKL limited partner unit repurchase plan(1) Capital Allocation Focused on Long-Term Value Creation 23 Dividends Declared ($/share) $0.15 $0.15 $0.15 $0.21 $0.55 $0.60 $0.60 $0.60 $0.60 $0.18 $0.39 $0.40 $0.40 $0.15 $0.15 $0.33 $0.60 $0.95 $1.00 $0.60 $0.60 $0.60 2009 2010 2011 2012 2013 2014 2015 2016 LTM 3Q17 Regular Special $37 $75 $42 $6 2013 2014 2015 2016 DK Share Repurchases ($MM) 1) These plans do not have expiration dates. $88.6 $157.1 $213.6 $191.0 $46.3 $161.6 2012A 2013A 2014A 2015A 2016A 2017E Historical Capital Spending ($ in millions)

Initiatives Underway to Create Sustainable Value Current Valuation Below Peer EV to EBITDA 24 (1) Based on NASDAQ IR Insights/Factset as of 11/8/17.  Balance sheet with $832 million of cash supports company initiatives  Permian focused refining system  Margins benefiting from wider discount between Midland WTI and Brent crude oil  Ability to leverage relationship with DKL  Initiatives underway to unlock value  On track to achieve annualized $95 million of synergy capture in 2018  Expected $35 to $40 million of annual EBITDA from alky project at Krotz Springs to be completed in 1Q19  Approximately $78 million of logistics EBITDA in dropdown inventory can create cash flow to Delek US  ALDW Transaction simplifies corporate structure allows reallocation of ALDW distribution to investment  Current valuation for Delek US below peer group may create attractive opportunity

25 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Long Term Shareholder Returns Financial Flexibility Permian Focused Refining System Questions and Answers An Integrated and Diversified Refining, Logistics and Marketing Company

26 Additional Information No Offer or Solicitation This communication relates to a proposed business combination between Delek US and Alon Partners. This announcement is for informational purposes only, and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities, or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where to Find It This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition transaction, a registration statement on Form S-4 will be filed with the SEC that will include a consent statement of Alon Partners. Delek US also plans to file other relevant materials with the SEC. UNITHOLDERS OF ALON PARTNERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE CONSENT STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final consent solicitation /prospectus will be mailed to unitholders of Alon Partners. Investors and security holders will be able to obtain the documents, and any other documents that Delek US has filed with the SEC, free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Delek US will be available free of charge by (1) accessing Delek US’ website at www.delekus.com under the "Investor Relations" link and then under the heading "SEC Filings"; (2) writing Delek US at 7102 Commerce Way, Brentwood, TN 37027, Attention: Investor Relations; or (3) writing Alon Partners at 7102 Commerce Way, Brentwood, TN 37027, Attention: Investor Relations. Participants in the Solicitation Delek US, Alon Partners and their respective directors and executive officers may be deemed to be participants in the solicitation of consents in favor of the acquisition from the unitholders of Alon Partners. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the consent statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Appendix

Non GAAP Reconciliations of Potential Alky Unit EBITDA (1) 28 (1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. Reconciliation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project Forecasted Range Forecasted Net Income $ 17.8 $ 21.0 Add: Interest Expense, net — — Income tax expense 10.3 12.1 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 35.0 $ 40.0

Non GAAP Reconciliations of Potential Dropdown EBITDA (1) 29 (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range

Delek US Focused on Growth through Acquisitions (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail Segment Refinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Assets P u rc h as e d Increased Gathering East and West Texas 30 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm 2015 47% ownership in Alon USA 2015 47% ownership in Alon USA 2016 Sold MAPCO for $535mm 2017 Acquired rest of Alon USA 2017 Acquired rest of Alon USA

31 Summary Organization Structure (1) As of September 30, 2017, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. (2) Market cap based on share and unit prices on November 9, 2017. 94.6% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $717 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $2.3 billion 61.5% interest Alon USA Partners, LP NYSE: ALDW Market Cap: $863 million 81.6% interest

-$30 -$20 -$10 $0 $10 $20 $30 $40 $50 J a n -1 0 Fe b -1 0 Ma r- 1 0 A p r- 1 0 Ma y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 N o v -1 0 D e c -1 0 J a n -1 1 Fe b -1 1 Ma r- 1 1 A p r- 1 1 Ma y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 N o v -1 1 D e c -1 1 J a n -1 2 Fe b -1 2 Ma r- 1 2 A p r- 1 2 Ma y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 N o v -1 2 D e c -1 2 J a n -1 3 Fe b -1 3 Ma r- 1 3 A p r- 1 3 Ma y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 N o v -1 3 D e c -1 3 J a n -1 4 Fe b -1 4 Ma r- 1 4 A p r- 1 4 Ma y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 N o v -1 4 D e c -1 4 J a n -1 5 Fe b -1 5 Ma r- 1 5 A p r- 1 5 Ma y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 S e p -1 5 O c t- 1 5 N o v -1 5 D e c -1 5 J a n -1 6 Fe b -1 6 Ma r- 1 6 A p r- 1 6 Ma y -1 6 J u n -1 6 J u l- 1 6 A u g -1 6 S e p -1 6 O c t- 1 6 N o v -1 6 D e c -1 6 J a n -1 7 Fe b -1 7 Ma r- 1 7 A p r- 1 7 Ma y -1 7 J u n -1 7 J u l- 1 7 A u g -1 7 S e p -1 7 O c t- 1 7 N o v -1 7 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts as of November 8, 2017; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation (1) (2) (2) 32

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 Ja n -1 1 Fe b -1 1 M ar -1 1 A p r- 11 M ay -1 1 Ju n -1 1 Ju l-1 1 A u g- 1 1 Se p -1 1 O ct-1 1 N o v- 1 1 De c- 1 1 Ja n -1 2 Fe b -1 2 M ar -1 2 A p r- 12 M ay -1 2 Ju n -1 2 Ju l-1 2 A u g- 1 2 Se p -1 2 O ct-1 2 N o v- 1 2 De c- 1 2 Ja n -1 3 Fe b -1 3 M ar -1 3 A p r- 13 M ay -1 3 Ju n -1 3 Ju l-1 3 A u g- 1 3 Se p -1 3 O ct-1 3 N o v- 1 3 De c- 1 3 Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 14 M ay -1 4 Ju n -1 4 Ju l-1 4 A u g- 1 4 Se p -1 4 O ct-1 4 N o v- 1 4 De c- 1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 15 M ay -1 5 Ju n -1 5 Ju l-1 5 A u g- 1 5 Se p -1 5 O ct-1 5 N o v- 1 5 De c- 1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 16 M ay -1 6 Ju n -1 6 Ju l-1 6 A u g- 1 6 Se p -1 6 O ct-1 6 N o v- 1 6 De c- 1 6 Ja n -1 7 Fe b -1 7 M ar -1 7 A p r- 17 M ay -1 7 Ju n -1 7 Ju l-1 7 A u g- 1 7 Se p -1 7 O ct-1 7 N o v- 1 7 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) Approx. 207,000 bpd of Midland crude in DK system 33 Source: Argus – as of November 8, 2017

DKL: Reconciliation of Cash Available for Distribution 34 (1) Distribution based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Note: May not foot due to rounding and annual adjustments that occurred in year end reporting. (dollars in millions, except coverage) 1Q13 (2) 2Q13(2) 3Q13(2) 4Q13(2) 2013 (2) 1Q14 (2) 2Q14(2) 3Q14(2) 4Q14(2) 2014 (2) 1Q15(2) 12Q15(2 3Q15(2) 4Q15(2) 2015 (2) 1Q16 2Q16 3Q16 4Q16 2016 1Q17 2Q17 3Q17 Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $2.0 $18.7 $19.9 $8.9 $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.9 $30.8 $20.2 $1.3 $68.2 $26.4 $31.2 $29.2 $13.9 $100.7 $23.5 $23.9 $30.5 Accretion of asset retirement obligations (0.0) (0.1) (0.0) (0.1) (0.2) (0.1) (0.1) (0.1) 0.0 (0.2) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (0.1) (0.1) (0.3) (0.1) (0.1) (8.4) Deferred income taxes 0.0 0.0 (0.1) (0.3) (0.3) 0.0 (0.1) (0.0) 0.2 0.1 (0.2) 0.2 0.0 0.0 (0.0) - - - 0.2 0.2 - (0.1) (0.7) Gain (Loss) on asset disposals - - - (0.2) (0.2) - (0.1) - (0.0) (0.1) (0.0) 0.0 - (0.1) (0.1) 0.0 - (0.0) - 0.0 (0.0) 0.0 0.4 Changes in assets and liabilities 12.1 (4.9) (5.1) 6.3 8.3 3.4 (6.0) (1.6) 3.0 (1.2) 3.3 (7.3) 3.6 20.5 20.1 (5.4) (7.1) (10.0) 7.7 (14.9) (3.6) 0.9 (0.1) Maint. & Reg. Capital Expenditures (1.3) (1.1) (1.3) (1.8) (5.1) (0.8) (1.0) (0.8) (3.9) (6.5) (3.3) (3.9) (3.5) (2.7) (11.8) (0.7) (0.9) (0.7) (3.6) (5.9) (2.2) (2.1) (0.1) Reimbursement for Capital Expenditures 0.3 0.2 - 0.4 0.8 - - - 1.6 1.6 1.2 1.4 2.3 0.0 5.2 0.2 0.6 0.7 0.4 1.9 3.1 0.8 0.0 Distributable Cash Flow $13.1 $12.8 $13.4 $13.3 $52.9 $17.0 $24.0 $17.7 $21.8 $80.3 $16.8 $21.1 $22.6 $18.9 $81.3 $20.4 $23.7 $19.1 $18.5 $81.7 $20.6 $23.4 $21.6 Coverage (1) 1.39x 1.32x 1.35x 1.30x 1.35x 1.61x 2.02x 1.42x 1.67x 1.68x 1.23x 1.47x 1.50x 1.17x 1.37x 1.19x 1.31x 0.99x 0.90x 1.09x 0.98x 1.07x 0.97x Total Distribution (1) $9.4 $9.7 $9.9 $10.2 $39.3 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1 $19.3 $20.5 $75.0 $21.0 $21.8 $22.3

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 35 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. Forecast12 Months 9/30/13 (1)(2)(3) 1Q13 (4) 2Q13(4) 3Q13(4) 4Q13(4) 2013(4) 1Q14(4) 2Q14 3Q14 4Q14 2014 (4) 1Q15(5) 2Q15 3Q15 4Q15 2015 1Q16 2Q16 3Q16 4Q16 2016 1Q17 2Q17 3Q17 Total Net Sales $797.1 $210.9 $230.1 $243.3 $223.1 $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 $124.7 $448.1 $129.5 $126.8 $130.6 Cost of Goods Sold (721.8) (187.9) (208.0) (218.2) (197.3) (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) ($88.8) (302.2) (92.6) (85.0) ($89.1) Operating Expenses (18.7) (5.9) (6.1) (6.6) (7.2) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) ($8.8) (37.2) (10.4) (10.0) ($10.7) Contribution Margin $56.6 $17.2 $16.1 $18.4 $18.6 $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 $27.2 $108.7 $26.5 $31.8 $30.8 Depreciation and Amortization (9.3) (2.4) (2.4) (2.6) (3.4) (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) ($5.6) (20.8) (5.2) (5.7) ($5.5) General and Administration Expense (7.7) (1.7) (1.1) (1.8) (1.7) (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) ($2.3) (10.3) (2.8) (2.7) ($2.8) Gain (Loss) on Asset Disposal - - - - (0.2) (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) $0.0 0.0 (0.0) 0.0 ($0.0) Operating Income $39.6 $13.1 $12.6 $14.0 $13.3 $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 $19.2 $77.7 $18.5 $23.4 $22.6 Interest Expense, net (3.6) (0.8) (0.8) (1.2) (1.8) (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) ($3.7) (13.6) (4.1) (5.5) ($7.1) (Loss) Income from Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) ($0.4) (1.2) 0.2 1.2 $1.6 Income Taxes - (0.1) (0.1) (0.3) (0.2) (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.129) ($0.1) $0.3 (0.1) (0.1) (0.1) ($0.2) Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 $14.6 $19.0 $16.9 EBITDA: Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 $14.6 $19.0 $16.9 Income Taxes - 0.1 0.1 0.3 0.2 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 $0.1 ($0.3) 0.1 0.1 0.1 0.2 Depreciation and Amortization 9.3 2.4 2.4 2.6 3.4 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 $5.4 $5.6 20.8 5.2 5.7 5.5 Interest Expense, net 3.6 0.8 0.8 1.2 1.8 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 $3.4 $3.7 13.6 4.1 5.5 7.1 EBITDA $48.9 $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 $24.4 $97.3 $23.9 $30.3 $29.7

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366